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                                                                   EXHIBIT 23.02

                         CONSENT OF INDEPENDENT AUDITOR



I consent to the reference to me under the caption "Experts" and to the use of my report dated May 10, 2001 in the Registration Statement on Form SB-2 and related prospectus of New England Acquisitions, Inc.





/s/ William Meyler

Middletown, NJ

June 20, 2001